 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021
EVOLUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38381	46-1385614
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Newport Center Drive, Suite 1200
Newport Beach, California 92660
(Address of principal executive offices) (Zip Code)

(949) 284-4555
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	EOLS	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☑

Item 8.01    Other Events.

As previously disclosed, on April 21, 2021, Evolus, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with SVB Leerink LLC, Stifel, Nicolaus & Company, Incorporated and Cantor Fitzgerald & Co., as representatives of the underwriters named in Schedule A thereto (collectively, the “Underwriters”), in connection with the underwritten public offering, issuance and sale by the Company (the “Offering”) of 9,000,000 shares (the “Firm Shares”) of the Company’s common stock, par value $0.00001 per share (the “Common Stock”). The public offering price was $9.50 per share, and the Underwriters agreed to purchase the Firm Shares pursuant to the Underwriting Agreement at a price of $8.93 per share (the “Purchase Price”). In addition, pursuant to the Underwriting Agreement, the Company granted the Underwriters an option (the “Option”), exercisable for 30 days, to purchase up to 1,350,000 additional shares of Common Stock at the Purchase Price.

On April 26, 2021, the Underwriters notified the Company that they had elected to exercise their Option to purchase the additional 1,350,000 shares in full (the “Option Shares”). The offering of the Option Shares closed on April 28, 2021. The estimated net proceeds to the Company from the Offering (including the sale of both the Firm Shares and the Option Shares), after deducting the Underwriters’ discounts and commissions and the Company’s estimated Offering expenses, are $92.1 million.

A copy of the legal opinion and consent of O’Melveny & Myers LLP relating to the Option Shares is attached as Exhibit 5.1 hereto.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
5.1	Opinion of O’Melveny & Myers LLP.
23.1	Consent of O’Melveny & Myers LLP (included in Opinion of O’Melveny & Myers LLP filed as Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolus, Inc.

Dated: April 28, 2021	/s/ David Moatazedi
David Moatazedi
President and Chief Executive Officer